                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                    TRIQUINT SEMICONDUCTOR
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                                            PRELIMINARY COPY
                                                            FILED OCTOBER 4,
                                                            1996

                                          October 15, 1996

TO THE SHAREHOLDERS OF TRIQUINT SEMICONDUCTOR, INC.:

    You are cordially invited to attend TriQuint Semiconductor's Special Meeting of Shareholders on November 5, 1996 at 10:00 a.m. at the Company's offices at 3625A Southwest Murray Blvd., Beaverton, Oregon 97005.

    The purpose of the Special Meeting is for the Company's shareholders to consider the proposed reincorporation of the Company as a Delaware corporation. The Board of Directors has recommended the reincorporation to enable the Company to take advantage of the greater flexibility of Delaware corporate law, the substantial body of judicial interpretations of that law, and the increased ability of the Company to attract and retain qualified directors. In addition, the Company believes that the passage of Proposition 211, a California ballot initiative to be voted upon by the citizens of California in November 1996, could make it difficult to attract and retain qualified directors and officers due to the ballot initiative's reduction in the scope and nature of indemnification available for officers and directors of California corporations.

    Although many companies reincorporate in Delaware to implement anti-takeover devices, the Board's reasons for recommending the reincorporation do not stem from concerns about takeovers or a desire to implement such devices. In this regard, the attached proxy statement details the similarity of TriQuint's current California organizational documents to those the Board proposes to put in place upon reincorporation in Delaware.

    Whether or not you plan to attend the Special Meeting, please mark, sign, date and return the enclosed proxy card promptly in the accompanying envelop. By returning the proxy, you can help the Company avoid the expense of duplicate proxy solicitations and possibly having to reschedule the Special Meeting if a quorum of the outstanding shares is not present or represented by proxy. If you attend the Special Meeting and wish to change your proxy vote, you may do so simply by voting in person at the Special Meeting.

                                          STEVEN J. SHARP
                                          CHAIRMAN, CHIEF EXECUTIVE OFFICER,
                                          AND PRESIDENT

                                                            PRELIMINARY COPY
                                                            FILED OCTOBER 4,
                                                            1996

                          TRIQUINT SEMICONDUCTOR, INC.

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 5, 1996

TO THE SHAREHOLDERS:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of TriQuint Semiconductor, Inc., a California corporation (the "Company"), will be held on Tuesday, November 5, 1996, at 10:00 a.m. local time, at the offices of the Company at 3625A Southwest Murray Blvd., Beaverton, Oregon 97005, for the following purposes:

        1. To approve the reincorporation of the Company as a Delaware corporation.

        2. To transact such other business as may properly came before the Special Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies if necessary, or before any adjournments thereof.

    The foregoing item of business is more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on October 1, 1996 are entitled to notice of and to vote at the meeting.

    All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a Proxy.

                                          Sincerely,

                                          Steven J. Sharp
                                          CHAIRMAN OF THE BOARD, PRESIDENT
                                          AND CHIEF EXECUTIVE OFFICER

Beaverton, Oregon
October 15, 1996

                            YOUR VOTE IS IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                                            PRELIMINARY COPY
                                                            FILED OCTOBER 4,
                                                            1996

                          TRIQUINT SEMICONDUCTOR, INC.

                            ------------------------

                            PROXY STATEMENT FOR 1996

                        SPECIAL MEETING OF SHAREHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of TRIQUINT SEMICONDUCTOR, INC., a California corporation (the "Company" or "TriQuint"), for use at the Special Meeting of Shareholders (the "Special Meeting") to be held Tuesday, November 5, 1996, at 10:00 a.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders. The Special Meeting will be held at the offices of the Company at 3625A Southwest Murray Blvd., Beaverton, Oregon 97005. The Company's principal executive offices are located at 3625A Southwest Murray Blvd., Beaverton, Oregon 97005, and its telephone number at that location is (503) 644-3535.

    These proxy solicitation materials were first mailed on or about October 15, 1996 to all shareholders entitled to vote at the meeting.

RECORD DATE; OUTSTANDING SHARES

    Shareholders of record at the close of business on October 1, 1996 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has one series of Common Shares outstanding, designated Common Stock, no par value. As of October 1, 1996, 8,113,628 shares of the Company's Common Stock were issued and outstanding and held of record by 278 shareholders.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (a) delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or (b) attending the meeting and voting in person.

VOTING AND SOLICITATION

    Each shareholder is entitled to one vote for each share of Common Stock held by the shareholder on the Record Date. A quorum comprising the holders of a majority of the outstanding shares of Common Stock on the Record Date must be present or represented for the transaction of business at the Special Meeting. Abstentions and broker nonvotes will be counted in establishing the quorum.

    This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to those beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally, by telephone or by telegram. The Company has retained Corporate Investor Communications, Inc. to assist in the solicitation of proxies at a cost of approximately $4,500, plus customary expenses.

                                  PROPOSAL ONE
                          REINCORPORATION IN DELAWARE

INTRODUCTION

    The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). As discussed below, the principal reasons for reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting Delaware corporate law and the increased ability of the Company to attract and retain qualified directors. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for the Board of Directors to adopt various mechanisms which may enhance the Board's ability to negotiate favorable terms for the shareholders in the event of an unsolicited takeover attempt, the proposed Delaware certificate of incorporation and bylaws are substantially similar to those currently in effect in California.

    The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company. SHAREHOLDERS ARE URGED TO READ CAREFULLY THE FOLLOWING SECTIONS OF THIS PROXY STATEMENT, INCLUDING THE RELATED EXHIBITS, BEFORE VOTING ON THE REINCORPORATION PROPOSAL. Throughout the Proxy Statement, the term "TriQuint California" refers to the existing California corporation and the term "TriQuint Delaware" refers to the new proposed Delaware corporation, a wholly-owned subsidiary of TriQuint California, which is the proposed successor to TriQuint California.

    The Reincorporation Proposal will be effected by merging TriQuint California into TriQuint Delaware (the "Merger"). Upon completion of the Merger, TriQuint California will cease to exist and TriQuint Delaware will continue to operate the business of the Company under the name TriQuint Semiconductor, Inc. Pursuant to the Agreement and Plan of Merger between TriQuint California and TriQuint Delaware, a copy of which is attached hereto as APPENDIX A (the "Merger Agreement"), each outstanding share of TriQuint California Common Stock, no par value, will automatically be converted into one share of TriQuint Delaware Common Stock, $.001 par value. IT IS NOT NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF TRIQUINT DELAWARE.

    Upon the date on which the Merger is effective (the "Effective Date"), TriQuint Delaware will also assume and continue the outstanding stock options and all other employee benefit plans of TriQuint California. Each outstanding and unexercised option, warrant or other right to purchase shares of TriQuint California Common Stock will become an option, warrant or right to purchase the same number of shares of TriQuint Delaware Common Stock on the same terms and conditions and at the same exercise price applicable to any such TriQuint California option, warrant or right at the Effective Date.

    The Proposed Reincorporation has been unanimously approved by TriQuint California's Board of Directors. If approved by the shareholders, it is anticipated that the Effective Date of the Merger will be as soon as practicable following the Special Meeting of Shareholders. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that certain principal terms may not be amended without further shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date of the Proposed Reincorporation if, in the opinion of the Board of Directors of either company, circumstances arise that make it inadvisable to proceed.

    However, changes proposed in connection with the Reincorporation Proposal include the following: shareholder action by written consent will be eliminated, special meetings of the shareholders may only be called by the Board of Directors, shareholders intending to nominate candidates for election as directors or to propose items of business for consideration at shareholder meetings must meet certain advance notice requirements, and the remaining directors or the shareholders may fill a vacancy on the board of directors resulting from the removal of a director by the shareholders.

    Shareholders of TriQuint California will have no dissenters' rights of appraisal with respect to the Reincorporation Proposal. See "Significant Differences Between the Corporation Laws of California and Delaware--Appraisal Rights." The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation and the Bylaws of TriQuint Delaware, copies of which are attached hereto as APPENDIX A, APPENDIX B and APPENDIX C, respectively.

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

    Approval of the Reincorporation Proposal which will also constitute approval of the (i) Merger Agreement, the Certificate of Incorporation and the Bylaws of TriQuint Delaware, (ii) the assumption of TriQuint California's employee benefit plans and outstanding stock options by TriQuint Delaware and (iii) adoption of the Company's new indemnification agreements with its officers and directors to conform those agreements to Delaware law, will require the affirmative vote of the holders of a majority of the outstanding shares of TriQuint California Common Stock. The effect of an abstention or a broker non-vote is the same as that of a vote against the Reincorporation Proposal.

    THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSED REINCORPORATION IN DELAWARE.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

    As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

    PROMINENCE, PREDICTABILITY AND FLEXIBILITY OF DELAWARE LAW. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

    INCREASED ABILITY TO ATTRACT AND RETAIN QUALIFIED DIRECTORS. Both California and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law. In addition, the Company believes that the passage of Proposition 211, a California ballot initiative to be voted upon by the citizens of California in November 1996, could make it difficult for the Company to attract and retain qualified directors due to the ballot initiative's reduction in the scope and nature of indemnification available for directors and officers. See "The Charters and Bylaws of TriQuint California and TriQuint Delaware--Monetary Liability of Directors."

    WELL ESTABLISHED PRINCIPLES OF CORPORATE GOVERNANCE. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE PLANS OR
  LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

    The Reincorporation Proposal will effect a change in the legal domicile of the Company, but not its physical location. The Proposed Reincorporation will not result in any change in the name, business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. The six directors who were elected at the 1996 Annual Meeting of Shareholders will become the directors of TriQuint Delaware. All employee benefit plans of TriQuint California will be assumed and continued by TriQuint Delaware. All stock options, warrants or other rights to acquire Common Stock of TriQuint California will automatically be converted into an option, warrant or right to purchase the same number of shares of TriQuint Delaware Common Stock at the same price per share, upon the same terms, and subject to the same conditions. TriQuint California's other employee benefit arrangements will also be continued by TriQuint Delaware upon the terms and subject to the conditions currently in effect.

ANTI-TAKEOVER IMPLICATIONS

    Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the certificate of incorporation or bylaws or otherwise, which measures are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company.

    Nevertheless, certain effects of the Reincorporation Proposal may be considered to have anti-takeover implications. Section 203 of the Delaware General Corporation Law ("Section 203"), from which TriQuint Delaware does not intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person or entity becomes an interested stockholder, unless the Board of Directors approves the business combination and/or other requirements are met. See "Significant Differences Between the Corporation Laws of California and Delaware-Stockholder Approval of Certain Business Combinations." The Certificate of Incorporation of TriQuint Delaware permits cumulative voting, and such method of voting may make it more difficult to remove any given board member. Removing the right of 10% shareholders to call a special meeting has an anti-takeover impact because a hostile acquiror could not act prior to the annual meeting to establish a majority on the board without making a tender offer. Other measures permitted under Delaware law, which the Company DOES NOT intend to implement include the establishment of a staggered board of directors. The elimination of cumulative voting and the establishment of a classified board of directors can also be undertaken under California law in certain circumstances. For a detailed discussion of all of the changes that will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of TriQuint California and TriQuint Delaware." For a discussion of differences between the laws of California and Delaware, see "Significant Differences Between the Corporation Laws of California and Delaware."

    In addition, Delaware law permits a corporation to adopt such measures as stockholder rights plans designed to reduce a corporation's vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of a board of directors under the business judgment rule with respect to unsolicited takeover attempts. The Board of Directors has no present intention following the Proposed Reincorporation to amend the Certificate of Incorporation or Bylaws to include additional provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to its shareholders, the Board of Directors of the Company will continue to evaluate the Company's vulnerability to potential unsolicited bids to acquire the Company on unfavorable terms and to consider strategies to enhance the Board's ability to negotiate with an unsolicited bidder.

THE CHARTERS AND BYLAWS OF TRIQUINT CALIFORNIA AND TRIQUINT DELAWARE

    The provisions of the TriQuint Delaware Certificate of Incorporation and Bylaws are similar to those of the TriQuint California Articles of Incorporation and Bylaws in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the TriQuint Delaware Certificate of Incorporation and Bylaws that alter the rights of stockholders and the powers of management. In addition, TriQuint Delaware could implement certain other changes by amending its Certificate of Incorporation and Bylaws in the future. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware."

    The Articles of Incorporation of TriQuint California currently authorize the Company to issue up to 25,000,000 shares of Common Stock, no par value, and 5,000,000 shares of Preferred Stock, no par value. The Certificate of Incorporation of TriQuint Delaware provides that TriQuint Delaware will have 25,000,000 authorized shares of Common Stock, $.001 par value, and 5,000,000 shares of Preferred Stock, $.001 par value. Like TriQuint California's Articles of Incorporation, TriQuint Delaware's Certificate of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued Preferred Stock. Thus, although it has no present intention of doing so, the Board of Directors, without stockholder approval, could authorize the issuance of Preferred Stock upon terms which could have the effect of delaying or preventing a change in control of the Company or modifying the rights of holders of the Company's Common Stock under either California or Delaware law. The Board of Directors could also utilize such shares for future financings, possible acquisitions and other uses.

    MONETARY LIABILITY OF DIRECTORS. The Articles of Incorporation of TriQuint California and the Certificate of Incorporation of TriQuint Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under law. The provision eliminating monetary liability of directors set forth in the TriQuint Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the TriQuint California Articles of Incorporation, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability. In connection with the Proposed Reincorporation, the Company will enter into new indemnification agreements with officers and directors to conform the agreements to Delaware law. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware--Indemnification and Limitation of Liability." A copy of the form of TriQuint Delaware Indemnification Agreement is attached hereto as APPENDIX D.

    In addition, the California electorate will consider Proposition 211 on November 5, 1996. If adopted, Proposition 211 would amend the California General Corporation Law to prohibit the Company from indemnifying officers and directors of the Company for defense costs or amounts paid in settlement or judgment for causes of action alleging securities fraud. The limitation on indemnification that could potentially be imposed by Proposition 211 contrasts with the current California law that permits indemnification if the corporation finds that the directors and officers acted in good faith and in a manner the directors and officers believed to be in the best interests of the Company. Delaware does not have similar limitations on indemnification to those contemplated by Proposition 211. See "Significant Differences Between the Corporation Laws of California and Delaware--Indemnification and Limitation of Liability."

    SIZE OF THE BOARD OF DIRECTORS. The Bylaws of TriQuint Delaware provide for a Board of Directors consisting of six directors. The Bylaws of TriQuint California provide for a Board of Directors of from five to nine members, with the exact number currently set at six directors. Under California law, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, the Board of Directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated range has been approved by the shareholders. Delaware law permits the board of directors acting alone, to change the authorized number of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the stockholders). The TriQuint Delaware Certificate of Incorporation provides that the number of directors will be as specified in the Bylaws and authorizes the Board of Directors to adopt, alter, amend or repeal the Bylaws. Following the Proposed Reincorporation, the Board of Directors of TriQuint Delaware could amend the Bylaws to change the size of the Board of Directors from six directors without further stockholder approval. If the Reincorporation Proposal is approved, the six directors of TriQuint California who were elected at the 1996 Annual Meeting of Shareholders will continue as the six directors of TriQuint Delaware after the Proposed Reincorporation is consummated.

    CUMULATIVE VOTING FOR DIRECTORS. Under California law, if any shareholder has given notice of an intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. In the absence of cumulative voting, the holders of a majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of a majority of the shares present or represented at such meeting. Elimination of cumulative voting could make it more difficult for a minority shareholder adverse to a majority of the shareholders to obtain representation on the Company's Board of Directors. California corporations whose stock is listed on a national stock exchange or whose stock is held by 800 shareholders of record and included in the Nasdaq National Market System (a "Listed Company") can also eliminate cumulative voting with shareholder approval. Although the Company may qualify as a Listed Company, it has not sought shareholder approval to eliminate cumulative voting. Under Delaware law, cumulative voting in the election of directors is not mandatory, but is a permitted option. The TriQuint Delaware Certificate of Incorporation provides for cumulative voting rights and thus the voting rights are unchanged from those of the TriQuint California Articles of Incorporation.

    POWER TO CALL SPECIAL SHAREHOLDERS' MEETINGS. Under California law, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. Under Delaware law, a special meeting of stockholders may be called by the Board of Directors or by any other person authorized to do so in the Certificate of Incorporation or the Bylaws. The Bylaws of TriQuint Delaware authorize only the Board of Directors to call a special meeting of stockholders. The elimination of the right of shareholders to call a special meeting would mean that a shareholder could not force shareholder consideration of a proposal over the opposition of the Board of Directors by calling a special meeting of shareholders prior to such time as the Board believed such consideration to be appropriate or until the next annual meeting provided that the requestor meets the notice requirements. The restriction on the ability of shareholders to call a special meeting means that a proposal to replace the Board could be delayed until the next annual meeting. Thus it will be more difficult for shareholders to remove directors.

    REMOVAL OF DIRECTORS. The Bylaws of TriQuint Delaware provide that directors may be removed from office by shareholders only for cause. For purposes of these provisions, "cause" means (i) continued willful failure to perform the obligations of a director, (ii) gross negligence by the director,
(iii) engaging in transactions that defraud the Company, (iv) fraud or intentional misrepresentation including falsifying use of funds and intentional misstatements made in financial statements, books, records or reports to shareholders or governmental agencies, (v) material violation of any agreement between the director and the Company, (vi) knowingly causing the Company to commit violations of applicable law (including by failure to act), (vii) acts of moral turpitude or (viii) conviction of a felony.

    The provisions relating to removal of directors preclude the removal of any particular director or group of directors unless removal is warranted and for cause. One method employed by takeover bidders to obtain control of a company is to acquire a significant percentage of the outstanding shares through a tender offer or open market purchases and to use that voting power to remove the existing directors and replace them with persons chosen by the takeover bidder. Requiring cause in order to remove a director defeats this strategy, thereby encouraging potential takeover bidders to obtain the cooperation of the existing Board before attempting a takeover.

    FILLING VACANCIES ON THE BOARD OF DIRECTORS. Under California law, any vacancy on the Board of Directors other than one created by removal of a director may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. TriQuint California's Articles of Incorporation and Bylaws do not permit directors to fill vacancies created by removal of a director unless such director has been convicted of a felony or found to be of unsound mind. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). In connection with the Proposed Reincorporation, the Board of Directors of TriQuint Delaware will adopt a provision in TriQuint Delaware's Bylaws that permits the remaining directors to fill any vacancy created by removal of directors by the stockholders.

    AUTHORIZATION OF A REQUIREMENT OF ADVANCE NOTICE. Effective upon the Proposed Reincorporation, the Company proposes to establish an advance notice procedure with regard to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an annual meeting of shareholders (the "Business Procedure").

    The Nomination Procedure provides that only persons nominated by or at the direction of the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company prior to the meeting, will be eligible for election as directors. The Business Procedure provides that at an annual meeting of stockholders, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company of such stockholder's intention to bring such business before the meeting. In all cases, to be timely, notice must be received by the Company not less than 120 days prior to the meeting (or in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be received by the Company a reasonable time before the solicitation is made).

    Under the Nomination Procedure, a stockholder's notice to the Company must contain certain information about the nominee, including name, address, the consent to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the stockholder proposing to nominate that person, including name, address, a representation that the stockholder is a holder of record of stock entitled to vote at the meeting and a description of all arrangements or understandings between the stockholder and each nominee. Under the Business Procedure, notice relating to the conduct of business at an annual meeting of stockholders other than the nomination of directors must contain certain information about the business and about the stockholder who proposes to bring the business before the meeting. If the Chairman or other officer presiding at the meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director, or if he or she determines that other business was not properly brought before such meeting in accordance with the Business Procedure, such business will not be conducted at such meeting. Nothing in the Nomination Procedure or the Business Procedure will preclude discussion by any stockholder of any nomination or business properly made or brought before the annual meeting of stockholders in accordance with the above-described procedures.

    By requiring advance notice of nominations by stockholders, the Nomination Procedure affords the Board of Directors an opportunity to consider the qualification of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the stockholders about such qualifications. By requiring advance notice of proposed business, the Business Procedure provides the Board with an opportunity to inform stockholders of any business proposed to be conducted at a meeting and the Board's position on any such proposal, enabling stockholders to better determine whether they desire to attend the meeting or grant a proxy to the Board of Directors as to the disposition of such business. In addition, the Business Procedure provides for a more orderly procedure for conducting the annual meeting of stockholders. Although the TriQuint Delaware Bylaws do not give the Board any power to approve or disapprove stockholder nominations for the election of directors or any other business desired by stockholders to be conducted at an annual meeting, the TriQuint Delaware Bylaws may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular annual meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if the conduct of such business or such attempt might be beneficial to the Company and its stockholders.

    LOANS TO OFFICERS AND EMPLOYEES. Under California law, any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent requires approval of the shareholders unless such loan or guaranty is provided under a plan approved by shareholders owning a majority of the outstanding shares of the corporation. However, under California law, shareholders of any corporation with 100 or more shareholders of record, such as the Company, may approve a bylaw authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. The Bylaws of TriQuint California also contain a similar provision. Pursuant to the TriQuint Delaware Bylaws and in accordance with Delaware law, TriQuint Delaware may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the Board of Directors, may reasonably be expected to benefit the corporation.

    VOTING BY BALLOT. California law provides that the election of directors may proceed in the manner described in a corporation's bylaws. TriQuint California's Bylaws provide that the election of directors at a shareholders' meeting may be by voice vote or ballot, unless prior to such vote a shareholder demands a vote by ballot, in which case such vote must be by ballot. Under Delaware law, the right to vote by written ballot may be restricted if so provided in the Certificate of Incorporation. The Bylaws of TriQuint Delaware do not address election by ballot, but the Certificate of Incorporation of TriQuint Delaware, consistent with TriQuint California's Bylaws, provides that if a stockholder specifically demands election of directors by ballot (or if the Bylaws provide that elections shall be by ballot) then elections shall be held by ballot. Stockholders of TriQuint Delaware may therefore continue to demand election by ballot, unless and until the Certificate of Incorporation is amended, which amendment would require a majority stockholder vote. It may be more difficult for a stockholder to contest the outcome of a vote that has not been conducted by written ballot.

    ELIMINATION OF ACTIONS BY WRITTEN CONSENT OF SHAREHOLDERS. Under California and Delaware law, shareholders may execute an action by written consent in lieu of a shareholder meeting. Delaware law permits a corporation to eliminate such actions by written consent in its charter or bylaws. Elimination of written consents of shareholders could lengthen the amount of time required to take shareholder actions since certain actions by written consent are not subject to the minimum notice requirement of a shareholders' meeting. The elimination of shareholders' written consents, however, would deter hostile takeover attempts. Without the shareholder's written consent, a holder or group of holders controlling a majority in interest of TriQuint Delaware's capital stock would not be able to amend TriQuint Delaware's Bylaws or remove directors pursuant to a stockholder's written consent. Any such holder or group of holders would have to call a stockholders' meeting and wait the notice periods determined by the Board of Directors pursuant to TriQuint Delaware's Bylaws prior to taking any such action. The Bylaws of TriQuint Delaware will provide for the elimination of actions by written consent of stockholders following the Reincorporation.

COMPLIANCE WITH DELAWARE AND CALIFORNIA LAW

    Following the Special Meeting of Shareholders, if the Reincorporation Proposal is approved, the Company will submit the Merger Agreement to the office of the California Secretary of State and to the office of the Delaware Secretary of State for filing.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

    The corporation laws of California and Delaware differ in many respects. Although all the differences are not set forth in this Proxy Statement, certain provisions, which could materially affect the rights of shareholders, are discussed below.

    STOCKHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS.

    In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203, certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

    Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities of fifteen percent (15%) or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

    For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder, sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a direct or indirect majority-owned subsidiary equal in aggregate market value to ten percent (10%) or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock, the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

    The three-year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent (85%) calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3 %) of the outstanding voting stock not owned by the interested stockholder.

    Section 203 only applies to certain publicly held corporations that have a class of voting stock that is (i) listed on a national securities exchange, (ii) quoted on an interdealer quotation system of a registered national securities association or (iii) held of record by more than 2,000 stockholders. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, TriQuint Delaware does not intend to so elect to be excluded from the statutory provisions of Section 203.

    Section 203 will encourage any potential acquiror to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for TriQuint Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to TriQuint Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for TriQuint Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions. See "Shareholder Voting" herein.

    REMOVAL OF DIRECTORS.

    Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of votes cast against such removal would be sufficient to elect the director.

    CLASSIFIED BOARD OF DIRECTORS.

    A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. California law permits certain qualifying corporations to provide for a classified board of directors by adopting amendments to their articles of incorporation or bylaws, which amendments must be approved by the shareholders. Although TriQuint California qualifies to adopt a classified board of directors, its Board of Directors has no present intention of doing so. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The TriQuint Delaware Certificate of Incorporation and Bylaws do not provide for a classified board and TriQuint Delaware presently does not intend to propose establishment of a classified board. The establishment of a classified board following the Proposed Reincorporation would require the approval of the stockholders of TriQuint Delaware.

    INDEMNIFICATION AND LIMITATION OF LIABILITY.

    California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt a provision in its articles of incorporation or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

    California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

    Delaware law permits a corporation to eliminate the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. However, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve a corporation or its directors from the necessity of complying, with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

    California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action that is settled or otherwise disposed of without court approval.

    California law requires indemnification when the individual has defended successfully the action on the merits (as opposed to Delaware law, which requires indemnification relating to a successful defense on the merits or otherwise).

    Delaware law generally permits indemnification of expenses, including attorney's fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

    Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

    California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. Under California law, there are two limitations on such additional rights to indemnification: (i) such indemnification is not permitted for acts, omissions or transactions from which a director of a California corporation may not be relieved of personal liability, as described above; and (ii) such indemnification is not permitted in circumstances where California law expressly prohibits indemnification, as described above.

    Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances; limitations on indemnification may be imposed by a court, however, based on principles of public policy. A provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

    INSPECTION OF SHAREHOLDER LIST.

    Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent (5%) or more of a corporation's voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who have filed a Schedule 14B with the Securities and Exchange Commission in connection with a contested election of directors. The latter provision has not been amended in response to the elimination of Schedule 14B under the revised proxy rules. Under California law, such absolute inspection rights also apply to a corporation formed under the laws of any other state if its principal executive offices are in California or if it customarily holds meetings of its board in California. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten day period preceding a stockholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

    DIVIDENDS AND REPURCHASES OF SHARES.

    California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under Delaware law.

    Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares, other than repurchases of its shares issued under employee stock plans contemplated by Section 408 of the California Corporations Code) unless either
(i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1.25 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1.25 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

    Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

    To date, the Company has not declared or paid cash dividends on its capital stock. The Company currently expects it will retain its future earnings for use in the operation and expansion of its business and does not anticipate paying any cash dividends in the foreseeable future.

    SHAREHOLDER VOTING.

    Both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the merger, and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five sixths of the voting power of the surviving or acquiring corporation or its parent entity.

    Both California law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

    With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. As a result, shareholder approval of such transactions may be easier to obtain under Delaware law for companies which have more than one class of shares outstanding.

    California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection against coercive two-tiered bids for a corporation in which the stockholders are not treated equally. See "Significant Differences Between the Corporation Laws of California and Delaware Stockholder Approval of Certain Business Combinations."

    California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing person of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons, or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.

    INTERESTED DIRECTOR TRANSACTIONS.

    Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law (a) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of board approval, the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the at interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even if the disinterested directors are less than a quorum). Therefore, certain transactions that the Board of Directors of TriQuint California might not be able to approve because of the number of interested directors, could be approved by a majority of the disinterested directors of TriQuint Delaware, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company that could not be so approved under California law but could be so approved under Delaware law.

    SHAREHOLDER DERIVATIVE SUITS.

    California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

    APPRAISAL RIGHTS.

    Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations. or
(c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of Delaware law.

    The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Reincorporation Proposal). Appraisal or dissenters' rights are, therefore, not available to shareholders of TriQuint California with respect to the Reincorporation Proposal. California law generally affords appraisal rights in sale of asset reorganizations.

    DISSOLUTION.

    Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may it be approved by a simple majority of the outstanding shares of the corporation's stock en-titled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a super majority (greater than a simple majority) voting requirement in connection with dissolutions. TriQuint Delaware's Certificate of Incorporation contains no such super majority voting requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of TriQuint Delaware that had previously been approved by its Board of Directors.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

    The following is a discussion of certain federal income tax considerations that may be relevant to holders of TriQuint California Common Stock who receive TriQuint Delaware Common Stock in exchange for their TriQuint California Common Stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular TriQuint California shareholders, such as dealers in securities, or those TriQuint California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire TriQuint California Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement.

    The Proposed Reincorporation is expected to qualify as a reorganization within the meaning of Section 368(a) of the Code, with the following tax consequences:

        (a) No gain or loss should be recognized by holders of TriQuint California Common Stock upon receipt of TriQuint Delaware Common Stock pursuant to the Proposed Reincorporation;

        (b) The aggregate tax basis of the TriQuint Delaware Common Stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the TriQuint California Common Stock surrendered in exchange therefor; and

        (c) The holding period of the TriQuint Delaware Common Stock received by each shareholder of TriQuint California should include the period for which such shareholder held the TriQuint California Common Stock surrendered in exchange therefor, provided that such TriQuint California Common Stock was held by the shareholder as a capital asset at the time of Proposed Reincorporation.

    The Company has not requested a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. A successful IRS challenge to the reorganization status of the Proposed Reincorporation (in consequence of a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each share of TriQuint California Common Stock exchanged in the Proposed Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the TriQuint Delaware, Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of TriQuint Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held TriQuint California Common Stock.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of October 1, 1996 as to (i) each person who is known by the Company to own beneficially 5% or more of the outstanding shares of Common Stock, (ii) each Director of the Company, (iii) each of the officers subject to Section 16(b) of the Exchange Act of 1934, as amended, or whose total compensation is expected to exceed $100,000 during fiscal 1996 (the "Executive Officers") and (iv) all Directors and Executive Officers as a group.

                                                       COMMON STOCK
     FIVE PERCENT SHAREHOLDERS, DIRECTORS, AND         BENEFICIALLY      APPROXIMATE PERCENTAGE
            CERTAIN EXECUTIVE OFFICERS                     OWNED                OWNED (1)
---------------------------------------------------  -----------------  -------------------------
AT&T (2)...........................................         661,059                   8.2%
  295 North Maple Avenue
  Room 3130B2
  Basking Ridge, NJ 07920

Steven J. Sharp (3)................................         199,306                   2.4%

Edward C. V. Winn (4)..............................          55,049                     *

Joseph I. Martin (5)...............................          50,978                     *

E. Floyd Kvamme....................................          34,468                     *

Charles Scott Gibson (6)...........................          28,000                     *

Bruce Fournier (7).................................          23,065                     *

Edward F. Tuck (8).................................          14,000                     *

Walden C. Rhines (9)...............................          13,000                     *

Paul A. Gray.......................................             -0-                     *

J. David Pye.......................................             -0-                     *

All Directors and executive officers as a group (11
  persons) (10)....................................         460,732                  5.44%

------------------------

 *  Less than 1%

(1) Applicable percentage of ownership is based on 8,113,628 shares of Common Stock outstanding as of October 1, 1996 together with applicable options for such shareholders. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after October 1, 1996 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

(2) Includes 200,000 shares issuable pursuant to a presently exercisable
    Warrant.

(3) Represents 191,639 shares issuable pursuant to options exercisable within 60 days of October 1, 1996.

(4) Represents 54,093 shares issuable pursuant to options exercisable within 60 days of October 1, 1996.

(5) Represents 33,400 shares issuable pursuant to options exercisable within 60 days of October 1, 1996.

(6) Represents 8,556 shares issuable pursuant to options exercisable within 60 days of October 1, 1996.

(7) Represents 22,065 shares issuable pursuant to options exercisable within 60 days of October 1, 1996.

(8) Represents 12,000 shares issuable pursuant to options exercisable within 60 days of October 1, 1996.

(9) Represents 2,000 shares held by Mr. Rhines' wife and children and 6,000 shares issuable pursuant to options exercisable within 60 days of October 1, 1996.

(10) Represents 360,323 shares issuable pursuant to options exercisable within 60 days of October 1, 1996.

                                DIVIDEND POLICY

    The Company has not declared or paid cash dividends on its Common Stock and does not anticipate paying cash dividends in the foreseeable future.

                 DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

    Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1997 Annual Meeting of Shareholders must be received by the Company no later than December 16, 1996 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                       ADJOURNMENT OF THE SPECIAL MEETING

    In the Event that there are not sufficient votes to approve the Reincorporation Proposal at the time of the Special Meeting, such proposal could not be approved unless the Special Meeting were adjourned in order to permit further solicitation of proxies from holders of the Company's Common Stock. Proxies that are being solicited by the Company's Board grant discretionary authority to vote for any such adjournment, if necessary. If it is necessary to adjourn the Special Meeting, and the adjournment is for a period of less than 45 days, no notice of the time and place of the adjourned meeting is required to be given to the shareholders other than an announcement of such time and place at the Special Meeting. A majority of the shares represented and voting at the Special Meeting is required to approve such adjournment, regardless of whether there is a quorum present at the Special Meeting.

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: October 15, 1996

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER
                        OF TRIQUINT SEMICONDUCTOR, INC.,
                            A DELAWARE CORPORATION,
                                      AND
                         TRIQUINT SEMICONDUCTOR, INC.,
                            A CALIFORNIA CORPORATION

    THIS AGREEMENT AND PLAN OF MERGER dated as of November   , 1996 (the
"Agreement") is between TriQuint Semiconductor, Inc., a Delaware corporation ("TriQuint Delaware"), and TriQuint Semiconductor, Inc., a California corporation ("TriQuint California"). TriQuint Delaware and TriQuint California are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

    A. TriQuint Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 30,000,000 shares, $.001 par value, of which 25,000,000 shares are designated "Common Stock," and 5,000,000 shares are designated "Preferred Stock." The Preferred Stock of TriQuint Delaware is undesignated as to series, rights, preferences,
privileges or restrictions. As of November   , 1996, 100 shares of Common Stock
were issued and outstanding, all of which are held by TriQuint California, and no shares of Preferred Stock were issued and outstanding.

    B. TriQuint California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 30,000,000 shares, no par value, of which 25,000,000 are designated "Common Stock," and 5,000,000 shares are designated "Preferred Stock." The Preferred Stock of TriQuint California is undesignated as to series, rights, preferences, privileges or restrictions. As of October 1, 1996, 8,113,628 shares of Common Stock were issued and outstanding, and no shares of Preferred Stock were issued and outstanding.

    C. The Board of Directors of TriQuint California has determined that, for the purpose of effecting the reincorporation of TriQuint California in the State of Delaware, it is advisable and in the best interests of TriQuint California and its shareholders that TriQuint California merge with and into TriQuint Delaware upon the terms and conditions herein provided.

    D. The respective Boards of Directors of TriQuint Delaware and TriQuint California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders and executed by the undersigned officers.

    NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, TriQuint Delaware and TriQuint California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                       I
                                     MERGER

    1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, TriQuint California shall be merged with and into TriQuint Delaware (the "Merger"), the separate existence of TriQuint California shall cease and TriQuint Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and TriQuint Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be TriQuint Semiconductor, Inc.

    1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

        (a) This Agreement and the Merger shall have been adopted and approved by the shareholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California General Corporation Law;

        (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

        (c) An executed Certificate of Merger or an executed, acknowledged and certified counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

        (d) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the California General Corporation Law shall have been filed with the Secretary of State of the State of California.

    The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

    1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of TriQuint California shall cease and TriQuint Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and TriQuint California's Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of TriQuint California in the manner as more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of TriQuint California in the same manner as if TriQuint Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

                                       II
                   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

    2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of TriQuint Delaware as in effect immediately prior to the Effective Date of the Merger, a copy of which is attached hereto as Appendix A, shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

    2.2 BYLAWS. The Bylaws of TriQuint Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

    2.3 DIRECTORS AND OFFICERS. The directors and officers of TriQuint California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their respective successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                                      III
                         MANNER OF CONVERSION OF STOCK

    3.1 TRIQUINT CALIFORNIA COMMON STOCK. Upon the Effective Date of the Merger, each share of TriQuint California Common Stock, no par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.001 par value, of the Surviving Corporation.

    3.2 TRIQUINT CALIFORNIA OPTIONS AND STOCK PURCHASE RIGHTS. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans (including without limitation the 1987 Stock Incentive Plan and the 1996 Stock Incentive Plan) and all other employee benefit plans (including without limitation the 1992 Employee Stock Purchase Plan) of TriQuint California. Each outstanding and unexercised option or other right to purchase or security convertible into TriQuint California Common Stock shall become an option or right to purchase or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of TriQuint California Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such TriQuint California option, stock purchase right or convertible security at the Effective Date of the Merger. There are no options, purchase rights for or securities convertible into Preferred Stock of TriQuint California.

    A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights or convertible securities equal to the number of shares of TriQuint California Common Stock so reserved immediately prior to the Effective Date of the Merger.

    3.3 TRIQUINT DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock, $.001 par value, of TriQuint Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by TriQuint Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

    3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of TriQuint California Common Stock may, at such stockholder's option, surrender the same for cancellation to Chase Mellon Shareholder Services, Inc. as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which such holders' shares of TriQuint California Common Stock were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of TriQuint California Common Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's Common Stock into which such shares of TriQuint California Common Stock were converted in the Merger.

    The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

    Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of TriQuint California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

    If any certificate for shares of TriQuint Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to TriQuint Delaware or the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of TriQuint Delaware that such tax has been paid or is not payable.

                                       IV
                                    GENERAL

    4.1 COVENANTS OF TRIQUINT DELAWARE. TriQuint Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

        (a) Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

        (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by TriQuint Delaware of all of the franchise tax liabilities of TriQuint California;

        (c) Take such other actions as may be required by the California General Corporation Law;

        (d) Qualify to do business as a foreign corporation in the State of Oregon and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 60.707 of the Oregon Revised Statutes;

        (e) File any and all documents with the Oregon Department of Revenue necessary for the assumption by TriQuint Delaware of all of the excise tax liabilities of TriQuint California; and

        (f) Take such other actions as may be required by the Oregon Business Corporation Act.

    4.2 FURTHER ASSURANCES. From time to time, as and when required by TriQuint Delaware or by its successors or assigns, there shall be executed and delivered on behalf of TriQuint California such deeds and other instruments, and there shall be taken or caused to be taken by TriQuint Delaware and TriQuint California such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by TriQuint Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of TriQuint California and otherwise to carry out the purposes of this Agreement, and the officers and directors of TriQuint Delaware are fully authorized in the name and on behalf of TriQuint California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

    4.3 ABANDONMENT. At any time before the filing of this Agreement with the Secretary of State of the State of Delaware, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either TriQuint California or TriQuint Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of TriQuint California or by the sole stockholder of TriQuint Delaware, or by both.

    4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of California and Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

    4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, Delaware 19801, County of New Castle, and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

    4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 3625A Southwest Murray Blvd., Beaverton, Oregon 97005 and copies thereof will be furnished to any shareholder of either Constituent Corporation, upon request and without cost.

    4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

    4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of TriQuint Delaware and TriQuint California, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                      TRIQUINT SEMICONDUCTOR, INC.
                                      a Delaware corporation

                                      By:
                                         --------------------------------
                                         Steven J. Sharp,
                                         CHAIRMAN, PRESIDENT AND
                                         CHIEF EXECUTIVE OFFICER
ATTEST:

-----------------------------------
Joseph I. Martin,
VICE PRESIDENT AND SECRETARY
                                      TRIQUINT SEMICONDUCTOR, INC.
                                      a California corporation

                                      By:
                                         --------------------------------
                                         Steven J. Sharp,
                                         CHAIRMAN, PRESIDENT AND
                                         CHIEF EXECUTIVE OFFICER
ATTEST:

-----------------------------------
Joseph I. Martin,
VICE PRESIDENT AND SECRETARY

                          TRIQUINT SEMICONDUCTOR, INC.
                            (CALIFORNIA CORPORATION)

                             OFFICERS' CERTIFICATE

Steven J. Sharp and Joseph I. Martin certify that:

    1. They are the President and the Secretary, respectively, of TriQuint Semiconductor, Inc., a corporation organized under the laws of the State of California.

    2. The corporation has authorized two classes of stock, designated "Common Stock" and "Preferred Stock". There are authorized 25,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Preferred Stock is undesignated as to series, rights, preferences or restrictions.

    3. There were 8,113,628 shares of Common Stock, and no shares of Preferred Stock, outstanding as of the record date (the "Record Date") of the shareholders' meeting at which the Agreement and Plan of Merger attached hereto (the "Merger Agreement") was approved. All shares of Common stock outstanding were entitled to vote on the merger.

    4. The principal terms of the Merger Agreement were approved by the Board of Directors and by the vote of a number of shares of each class of stock which equaled or exceeded the vote required.

    5. The percentage vote required was more than 50% of the votes entitled to be cast by holders of Common Stock outstanding as of the Record Date, voting as a single class.

    6. Steven J. Sharp and Joseph I. Martin further declare under penalty of perjury under the laws of the State of California that each has read the foregoing certificate and knows the contents thereof and that the same is true of their own knowledge.

    Executed in Beaverton, Oregon on November   , 1996.

                                          --------------------------------------

                                          Steven J. Sharp, Chairman,
                                          CHIEF EXECUTIVE OFFICER AND PRESIDENT

                                          --------------------------------------

                                          Joseph I. Martin,
                                          VICE PRESIDENT AND SECRETARY

                          TRIQUINT SEMICONDUCTOR, INC.
                            (SURVIVING CORPORATION)

                             OFFICERS' CERTIFICATE

Steven J. Sharp and Joseph I. Martin certify that:

    1. They are the President and the Secretary, respectively, of TriQuint Semiconductor, Inc., a corporation organized under the laws of the State of Delaware.

    2. The corporation has authorized two classes of stock, designated "Common Stock" and "Preferred Stock". There are authorized 25,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Preferred Stock is undesignated as to series, rights, preferences or restrictions.

    3. There were 100 shares of Common Stock outstanding and entitled to vote on the Agreement and Plan of Merger attached hereto (the "Merger Agreement"). There were no shares of Preferred Stock outstanding.

    4. The principal terms of the Merger Agreement were approved by the Board of Directors and by the vote of a number of shares of each class of stock which equaled or exceeded the vote required.

    5. The percentage vote required was more than 50% of the votes entitled to be cast by holders of outstanding shares of Common Stock.

    6. Steven J. Sharp and Joseph I. Martin further declare under penalty of perjury under the laws of the State of Delaware that each has read the foregoing certificate and knows the contents thereof and that the same is true of their own knowledge.

    Executed in Beaverton, Oregon on November   , 1996.

                                          --------------------------------------

                                          Steven J. Sharp, Chairman,
                                          CHIEF EXECUTIVE OFFICER AND PRESIDENT

                                          --------------------------------------

                                          Joseph I. Martin,
                                          VICE PRESIDENT AND SECRETARY

                                                                      APPENDIX B

                          CERTIFICATE OF INCORPORATION

                                       OF

                          TRIQUINT SEMICONDUCTOR, INC.

FIRST:         The name of the Corporation is TriQuint Semiconductor, Inc.
               (the "Corporation").

SECOND: The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange
               Street, in the City of Wilmington, County of New Castle, zip code 19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The Corporation is authorized to issue two classes of stock to be designated respectively Common Stock and Preferred
               Stock. The total number of shares of all classes of stock which the Corporation has authority to issue is Thirty
               Million (30,000,000), consisting of Twenty-Five Million
               (25,000,000) shares of Common Stock, $0.001 par value (the
               "Common Stock"), and Five Million (5,000,000) shares of
               Preferred Stock, $0.001 par value (the "Preferred Stock").

               The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series of Preferred
               Stock, including without limitation authority to fix by resolution or resolutions, the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

               The Board of Directors is further authorized to increase
               (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

FIFTH: The name and mailing address of the incorporator are as follows:

               Chris F. Fennell
               Wilson Sonsini Goodrich & Rosati, P.C.
               650 Page Mill Road
               Palo Alto, CA 94304

SIXTH:         The Corporation is to have perpetual existence.

SEVENTH: The election of directors need not be by written ballot unless a stockholder demands election by written ballot at a meeting of stockholders and before voting begins or unless the Bylaws of the Corporation shall so provide.

EIGHTH: The number of directors which constitute the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation.

NINTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation.

TENTH:         To the fullest extent permitted by the Delaware General
               Corporation Law as the same exists or may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

               Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ELEVENTH:      At the election of directors of the Corporation, each holder of stock or of any class or series of stock shall be
               entitled to as many votes as shall equal the number of votes which such stockholder would be entitled to cast for the
               election of directors with respect to his or her shares of stock multiplied by the number of directors to be elected
               and may cast all such votes for any director or for any two or more of them as such stockholder may see fit.

TWELFTH: Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the laws of the State of Delaware) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

THIRTEENTH:    The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of
               Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

    The undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed and that the facts stated herein are true.

Dated: September 26, 1996       /s/ CHRIS F. FENNELL
                                ------------------------------------------
                                Chris F. Fennell
                                INCORPORATOR

                                                                      APPENDIX C

                                     BYLAWS

                                       OF

                          TRIQUINT SEMICONDUCTOR, INC.
                            (A DELAWARE CORPORATION)

                                   BYLAWS OF

                          TRIQUINT SEMICONDUCTOR, INC.
                            (A DELAWARE CORPORATION)

                                              TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     -----
ARTICLE I--CORPORATE OFFICES....................................................................           1

           1.1        REGISTERED OFFICE.........................................................           1
           1.2        OTHER OFFICES.............................................................           1

ARTICLE II--MEETINGS OF STOCKHOLDERS............................................................           1

           2.1        PLACE OF MEETINGS.........................................................           1
           2.2        ANNUAL MEETING............................................................           1
           2.3        SPECIAL MEETING...........................................................           3
           2.4        NOTICE OF STOCKHOLDERS' MEETINGS..........................................           3
           2.5        ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS...........           3
           2.6        MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE..............................           3
           2.7        QUORUM....................................................................           4
           2.8        ADJOURNED MEETING; NOTICE.................................................           4
           2.9        VOTING....................................................................           4
           2.10       SHAREHOLDER ACTION BY WRITTEN CONSENT.....................................           5
           2.11       RECORD DATE FOR STOCKHOLDER NOTICE; VOTING................................           5
           2.12       PROXIES...................................................................           5
           2.13       ORGANIZATION..............................................................           6
           2.14       LIST OF STOCKHOLDERS ENTITLED TO VOTE.....................................           6

ARTICLE III--DIRECTORS..........................................................................           6

           3.1        POWERS....................................................................           6
           3.2        NUMBER OF DIRECTORS.......................................................           6
           3.3        ELECTION AND TERM OF OFFICE OF DIRECTORS..................................           7
           3.4        RESIGNATION AND VACANCIES.................................................           7
           3.5        REMOVAL OF DIRECTORS......................................................           8
           3.6        PLACE OF MEETINGS; MEETINGS BY TELEPHONE..................................           8
           3.7        FIRST MEETINGS............................................................           9
           3.8        REGULAR MEETINGS..........................................................           9
           3.9        SPECIAL MEETINGS; NOTICE..................................................           9
           3.10       QUORUM....................................................................           9
           3.11       WAIVER OF NOTICE..........................................................          10
           3.12       ADJOURNMENT...............................................................          10
           3.13       NOTICE OF ADJOURNMENT.....................................................          10
           3.14       BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING.........................          10
           3.15       FEES AND COMPENSATION OF DIRECTORS........................................          10
           3.16       APPROVAL OF LOANS TO OFFICERS.............................................          11
           3.17       SOLE DIRECTOR PROVIDED BY CERTIFICATE OF INCORPORATION....................          11

                                              TABLE OF CONTENTS
                                                 (CONTINUED)

                                                                                                     PAGE
                                                                                                     -----
ARTICLE IV--COMMITTEES..........................................................................          11

           4.1        COMMITTEES OF DIRECTORS...................................................          11
           4.2        MEETINGS AND ACTION OF COMMITTEES.........................................          12
           4.3        COMMITTEE MINUTES.........................................................          12

ARTICLE V--OFFICERS.............................................................................          12

           5.1        OFFICERS..................................................................          12
           5.2        ELECTION OF OFFICERS......................................................          13
           5.3        SUBORDINATE OFFICERS......................................................          13
           5.4        REMOVAL AND RESIGNATION OF OFFICERS.......................................          13
           5.5        VACANCIES IN OFFICES......................................................          13
           5.6        CHAIRMAN OF THE BOARD.....................................................          14
           5.7        CHIEF EXECUTIVE OFFICER AND PRESIDENT.....................................          14
           5.8        VICE PRESIDENTS...........................................................          14
           5.9        SECRETARY.................................................................          14
           5.10       CHIEF FINANCIAL OFFICER...................................................          15
           5.11       ASSISTANT SECRETARY.......................................................          15
           5.12       ADMINISTRATIVE OFFICERS...................................................          15
           5.13       AUTHORITY AND DUTIES OF OFFICERS..........................................          16

ARTICLE VI-- INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS.................
                                                                                                          16

           6.1        INDEMNIFICATION OF DIRECTORS AND OFFICERS.................................          16
           6.2        INDEMNIFICATION OF OTHERS.................................................          17
           6.3        INSURANCE.................................................................          17

ARTICLE VII--RECORDS AND REPORTS................................................................          17

           7.1        MAINTENANCE AND INSPECTION OF RECORDS.....................................          17
           7.2        INSPECTION BY DIRECTORS...................................................          18
           7.3        ANNUAL STATEMENT TO STOCKHOLDERS..........................................          18
           7.4        REPRESENTATION OF SHARES OF OTHER CORPORATIONS............................          18
           7.5        CERTIFICATION AND INSPECTION OF BYLAWS....................................          18

ARTICLE VIII--GENERAL MATTERS...................................................................          19

           8.1        RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING.....................          19
           8.2        CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS.................................          19
           8.3        CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED.........................          19
           8.4        STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES..........................          19
           8.5        SPECIAL DESIGNATION ON CERTIFICATES.......................................          20
           8.6        LOST CERTIFICATES.........................................................          21
           8.7        TRANSFER AGENTS AND REGISTRARS............................................          21
           8.8        CONSTRUCTION; DEFINITIONS.................................................          21

ARTICLE IX--AMENDMENTS..........................................................................          21

                                     BYLAWS

                                       OF

                          TRIQUINT SEMICONDUCTOR, INC.
                            (A DELAWARE CORPORATION)

                                   ARTICLE I

                               CORPORATE OFFICES

    1.1  REGISTERED OFFICE

    The registered office of the corporation shall be fixed in the certificate of incorporation of the corporation.

    1.2  OTHER OFFICES

    The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

    2.1  PLACE OF MEETINGS

    Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

    2.2  ANNUAL MEETING

    The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. At the meeting, directors shall be elected, and any other proper business may be transacted.

    At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty
(120) calendar days in advance of the date specified in the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph. The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph, and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

    Only persons who are nominated in accordance with the procedures set forth in this paragraph shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote in the election of Directors at the meeting who complies with the notice procedures set forth in this paragraph. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of the prior paragraph of this Section 2.2. Such stockholder's notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a Director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a Director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to the preceding paragraph of this Section 2.2. At the request of the Board of Directors, any person nominated by a stockholder for election as a Director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a Director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrants, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

    2.3  SPECIAL MEETING

    A special meeting of the stockholders may be called at any time by the board of directors.

    2.4  NOTICE OF STOCKHOLDERS' MEETINGS

    All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

    2.5  ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS

    To be properly brought before an annual meeting or special meeting, nominations for the election of directors or other business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors or (c) otherwise properly brought before the meeting by a stockholder.

    2.6  MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

    Written notice of any meeting of stockholders shall be given either personally or by first-class mail or by telegraphic or other written communication. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

    An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

    2.7  QUORUM

    The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting in accordance with Section 2.7 of these bylaws.

    When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

    If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum.

    2.8  ADJOURNED MEETING; NOTICE

    When a meeting is adjourned to another time and place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

    2.9  VOTING

    The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting agreements).

    Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to as many votes as shall equal the number of vote which such stockholder would be entitled to cast for the election of directors with respect to his or her shares of stock multiplied by the number of directors to be elected and may cast all such votes for any director or for any two or more of them as such stockholder may see fit.

    2.10  SHAREHOLDER ACTION BY WRITTEN CONSENT

    The stockholders of the corporation may not take action by written consent without a meeting. Any such actions must be taken at a duly called annual or special meeting.

    2.11  RECORD DATE FOR STOCKHOLDER NOTICE; VOTING

    For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date.

    If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

    A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

    The record date for any other purpose shall be as provided in Section 8.1 of these bylaws.

    2.12  PROXIES

    Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after 11 months from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, telefacsimile or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

    2.13  ORGANIZATION

    The president, or in the absence of the president, the chairman of the board, shall call the meeting of the stockholders to order, and shall act as chairman of the meeting. In the absence of the president, the chairman of the board, and all of the vice presidents, the stockholders shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. The secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the chairman of the meeting may appoint any person to act as secretary of the meeting.

    2.14  LIST OF STOCKHOLDERS ENTITLED TO VOTE

    The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                                  ARTICLE III
                                   DIRECTORS

    3.1  POWERS

    Subject to the provisions of the General Corporation Law of Delaware and to any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

    3.2  NUMBER OF DIRECTORS

    The authorized number of directors shall be not less than five (5) nor more than nine (9). The exact number of directors shall be fixed from time to time, within the limits specified in this article. The board of directors shall consist of six (6) members until changed pursuant to this Section. The number of directors may be changed by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to the certificate of incorporation.

    3.3  ELECTION AND TERM OF OFFICE OF DIRECTORS

    Except as provided in Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

    3.4  RESIGNATION AND VACANCIES

    Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

    Vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director. Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

    Unless otherwise provided in the certificate of incorporation or these bylaws:

        (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

        (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

       (iii) A vacancy created by the removal of a director may be filled by a majority of directors then in office or the shareholders.

    If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

    If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

    3.5  REMOVAL OF DIRECTORS

    Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that, if and so long as stockholders of the corporation are entitled to cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors.

    For purposes of the foregoing paragraph, "cause" shall mean (i) continued willful failure to perform the obligations of a director, (ii) gross negligence by the director, (iii) engaging in transactions that defraud the corporation,
(iv) fraud or intentional misrepresentation, including falsifying use of funds and intentional misstatements made in financial statements, books, records or reports to stockholders or governmental agencies, (v) material violation of any agreement between the director and the corporation, (vi) knowingly causing the corporation to commit violations of applicable law (including by failure to act), (vii) acts of moral turpitude or (viii) conviction of a felony.

    No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

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    3.6  PLACE OF MEETINGS; MEETINGS BY TELEPHONE

    Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

    Any meeting of the board, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such participating directors shall be deemed to be present in person at the meeting.

    3.7  FIRST MEETINGS

    The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

    3.8  REGULAR MEETINGS

    Regular meetings of the board of directors may be held without notice at such time as shall from time to time be determined by the board of directors. If any regular meeting day shall fall on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day.

    3.9  SPECIAL MEETINGS; NOTICE

    Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors.

    Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, telecopy or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four
(4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone, telecopy or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

    3.10  QUORUM

    A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.12 of these bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the certificate of incorporation and applicable law.

    A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the quorum for that meeting.

    3.11  WAIVER OF NOTICE

    Notice of a meeting need not be given to any director (i) who signs a waiver of notice, whether before or after the meeting, or (ii) who attends the meeting other than for the express purposed of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. All such waivers shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

    3.12  ADJOURNMENT

    A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting of the board to another time and place.

    3.13  NOTICE OF ADJOURNMENT

    Notice of the time and place of holding an adjourned meeting of the board need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.9 of these bylaws, to the directors who were not present at the time of the adjournment.

    3.14  BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

    Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board of directors.

    3.15  FEES AND COMPENSATION OF DIRECTORS

    Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.15 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

    3.16  APPROVAL OF LOANS TO OFFICERS

    The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or any of its subsidiaries, including any officer or employee who is a director of the corporation or any of its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

    3.17  SOLE DIRECTOR PROVIDED BY CERTIFICATE OF INCORPORATION

    In the event only one director is required by these bylaws or the certificate of incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the directors shall be deemed to refer to such notice, waiver, etc., by such sole director, who shall have all the rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described as given to the board of directors.

                                   ARTICLE IV
                                   COMMITTEES

    4.1  COMMITTEES OF DIRECTORS

    The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board, but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution or (v) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

    4.2  MEETINGS AND ACTION OF COMMITTEES

    Meetings and actions of committees shall be governed by, and held and taken in accordance with, the following provisions of Article III of these bylaws:
Section 3.6 (place of meetings; meetings by telephone), Section 3.8 (regular meetings), Section 3.9 (special meetings; notice), Section 3.10 (quorum),
Section 3.11 (waiver of notice), Section 3.12 (adjournment), Section 3.13 (notice of adjournment) and Section 3.14 (board action by written consent without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

    4.3  COMMITTEE MINUTES

    Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                                   ARTICLE V
                                    OFFICERS

    5.1  OFFICERS

    The Corporate Officers of the corporation shall be a chief executive officer and president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents (however denominated), one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

    In addition to the Corporate Officers of the Company described above, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation in accordance with the provisions of Section 5.12 of these bylaws.

    5.2  ELECTION OF OFFICERS

    The Corporate Officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment, and shall hold their respective offices for such terms as the board of directors may from time to time determine.

    5.3  SUBORDINATE OFFICERS

    The board of directors may appoint, or may empower the president to appoint, such other Corporate Officers as the business of the corporation may require, each of whom shall hold office for such period, have such power and authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

    The president may from time to time designate and appoint Administrative Officers of the corporation in accordance with the provisions of Section 5.12 of these bylaws.

    5.4  REMOVAL AND RESIGNATION OF OFFICERS

    Subject to the rights, if any, of a Corporate Officer under any contract of employment, any Corporate Officer may be removed, either with or without cause, by the board of directors at any regular or special meeting of the board or, except in case of a Corporate Officer chosen by the board of directors, by any Corporate Officer upon whom such power of removal may be conferred by the board of directors.

    Any Corporate Officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the Corporate Officer is a party.

    Any Administrative Officer designated and appointed by the president may be removed, either with or without cause, at any time by the president. Any Administrative Officer may resign at any time by giving written notice to the president or to the secretary of the corporation.

    5.5  VACANCIES IN OFFICES

    A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

    5.6  CHAIRMAN OF THE BOARD

    The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise such other powers and perform such other duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in
Section 5.7 of these bylaws.

    5.7  CHIEF EXECUTIVE OFFICER AND PRESIDENT

    Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

    5.8  VICE PRESIDENTS

    In the absence or disability of the president, and if there is no chairman of the board, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

    5.9  SECRETARY

    The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of the board of directors, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

    The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares and the number and date of cancellation of every certificate surrendered for cancellation.

    The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

    5.10  CHIEF FINANCIAL OFFICER

    The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director for a purpose reasonably related to his position as a director.

    The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He or she shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

    5.11  ASSISTANT SECRETARY

    The assistant secretary, if any, or, if there is more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

    5.12  ADMINISTRATIVE OFFICERS

    In addition to the Corporate Officers of the corporation as provided in
Section 5.1 of these bylaws and such subordinate Corporate Officers as may be appointed in accordance with Section 5.3 of these bylaws, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation. Administrative Officers shall perform such duties and have such powers as from time to time may be determined by the president or the board of directors in order to assist the Corporate Officers in the furtherance of their duties. In the performance of such duties and the exercise of such powers, however, such Administrative Officers shall have limited authority to act on behalf of the corporation as the board of directors shall establish, including but not limited to limitations on the dollar amount and on the scope of agreements or commitments that may be made by such Administrative Officers on behalf of the corporation, which limitations may not be exceeded by such individuals or altered by the president without further approval by the board of directors.

    5.13  AUTHORITY AND DUTIES OF OFFICERS

    In addition to the foregoing powers, authority and duties, all officers of the corporation shall respectively have such authority and powers and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors.

                                   ARTICLE VI
       INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS

    6.1  INDEMNIFICATION OF DIRECTORS AND OFFICERS

    The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

    The corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the board of Directors of the corporation.

    The corporation shall pay the expenses (including attorney's fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this
Section 6.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director or officer is not entitled to be indemnified under this Section 6.1 or otherwise.

    The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation's Certificate of Incorporation, these bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

    Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

    6.2  INDEMNIFICATION OF OTHERS

    The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

    6.3  INSURANCE

    The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

                                  ARTICLE VII
                              RECORDS AND REPORTS

    7.1  MAINTENANCE AND INSPECTION OF RECORDS

    The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records of its business and properties.

    Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

    7.2  INSPECTION BY DIRECTORS

    Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

    7.3  ANNUAL STATEMENT TO STOCKHOLDERS

    The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

    7.4  REPRESENTATION OF SHARES OF OTHER CORPORATIONS

    The chairman of the board, if any, the president, any vice president, the chief financial officer, the secretary or any assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of the stock of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

    7.5  CERTIFICATION AND INSPECTION OF BYLAWS

    The original or a copy of these bylaws, as amended or otherwise altered to date, certified by the secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.

                                  ARTICLE VIII
                                GENERAL MATTERS

    8.1  RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING

    For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted and which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided by law.

    If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the applicable resolution.

    8.2  CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS

    From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

    8.3  CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED

    The board of directors, except as otherwise provided in these bylaws, may authorize and empower any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such power and authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

    8.4  STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES

    The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

    Certificates for shares shall be of such form and device as the board of directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance;

the number of shares for which it is issued; a summary statement or reference to the powers, designations, preferences or other special rights of such stock and the qualifications, limitations or restrictions of such preferences and/or rights, if any; a statement or summary of liens, if any; a conspicuous notice of restrictions upon transfer or registration of transfer, if any; a statement as to any applicable voting trust agreement; if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

    Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

    The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

    8.5  SPECIAL DESIGNATION ON CERTIFICATES

    If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

    8.6  LOST CERTIFICATES

    Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and canceled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

    8.7  TRANSFER AGENTS AND REGISTRARS

    The board of directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, each of which shall be an incorporated bank or trust company--either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the board of directors may designate.

    8.8  CONSTRUCTION; DEFINITIONS

    Unless the context requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of Delaware shall govern the construction of these bylaws. Without limiting the generality of this provision, as used in these bylaws, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both an entity and a natural person.

                                   ARTICLE IX
                                   AMENDMENTS

    The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

    Whenever an amendment or new bylaw is adopted, it shall be copied in the book of bylaws with the original bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

                                                                      APPENDIX D

                          TRIQUINT SEMICONDUCTOR, INC.
                           INDEMNIFICATION AGREEMENT

    This Indemnification Agreement ("Agreement") is effective as of , 1996 by and between TriQuint Semiconductor, Inc., a Delaware corporation (the
"Company"), and             , ("Indemnitee").

    WHEREAS, effective as of the date hereof, TriQuint Semiconductor, Inc., a California corporation, is reincorporating into Delaware;

    WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and its related entities;

    WHEREAS, in order to induce Indemnitee to continue to provide services to the Company, the Company wishes to provide for the indemnification of, and the advancement of expenses to, Indemnitee to the maximum extent permitted by law;

    WHEREAS, the Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for the Company's directors, officers, employees, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

    WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited; and

    WHEREAS, in connection with the Company's reincorporation, the Company and Indemnitee desire to continue to have in place the additional protection provided by an indemnification agreement to provide indemnification and advancement of expenses to the Indemnitee to the maximum extent permitted by Delaware law;

    WHEREAS, in view of the considerations set forth above, the Company desires that Indemnitee shall be indemnified and advanced expenses by the Company as set forth herein;

    NOW, THEREFORE, the Company and Indemnitee hereby agree as set forth below.

    1.   CERTAIN DEFINITIONS.

    (a) "Change in Control" shall mean, and shall be deemed to have occurred if, on or after the date of this Agreement, (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) or group acting in concert, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under said
Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company's then outstanding Voting Securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company's assets.

    (b) "Claim" shall mean with respect to a Covered Event: any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other.

    (c) References to the "Company" shall include, in addition to TriQuint Semiconductor, Inc., any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which TriQuint Semiconductor, Inc. (or any of its wholly owned subsidiaries) is a party which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

    (d) "Covered Event" shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity.

    (e) "Expenses" shall mean any and all expenses (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, to be a witness in or to participate in, any action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of any Claim and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement.

    (f) "Expense Advance" shall mean a payment to Indemnitee pursuant to Section 3 of Expenses in advance of the settlement of or final judgement in any action, suit, proceeding or alternative dispute resolution mechanism, hearing, inquiry or investigation which constitutes a Claim.

    (g) "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 2(d) hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other Indemnitees under similar indemnity agreements).

    (h) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

    (i) "Reviewing Party" shall mean, subject to the provisions of Section 2(d), any person or body appointed by the Board of Directors in accordance with applicable law to review the Company's obligations hereunder and under applicable law, which may include a member or members of the Company's Board of Directors, Independent Legal Counsel or any other person or body not a party to the particular Claim for which Indemnitee is seeking indemnification.

    (j) "Section" refers to a section of this Agreement unless otherwise indicated.

    (k) "Voting Securities" shall mean any securities of the Company that vote generally in the election of directors.

    2.   INDEMNIFICATION.

    (a) INDEMNIFICATION OF EXPENSES. Subject to the provisions of Section 2(b) below, the Company shall indemnify Indemnitee for Expenses to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any Claim (whether by reason of or arising in part out of a Covered Event), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses.

    (b) REVIEW OF INDEMNIFICATION OBLIGATIONS. Notwithstanding the foregoing, in the event any Reviewing Party shall have determined (in a written opinion, in any case in which Independent Legal Counsel is the Reviewing Party) that Indemnitee is not entitled to be indemnified hereunder under applicable law, (i) the Company shall have no further obligation under Section 2(a) to make any payments to Indemnitee not made prior to such determination by such Reviewing Party, and (ii) the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all Expenses theretofore paid to Indemnitee to which Indemnitee is not entitled hereunder under applicable law; PROVIDED, HOWEVER, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee is entitled to be indemnified hereunder under applicable law, any determination made by any Reviewing Party that Indemnitee is not entitled to be indemnified hereunder under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expenses theretofore paid in indemnifying Indemnitee until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for any Expenses shall be unsecured and no interest shall be charged thereon.

    (c) INDEMNITEE RIGHTS ON UNFAVORABLE DETERMINATION; BINDING EFFECT. If any Reviewing Party determines that Indemnitee substantively is not entitled to be indemnified hereunder in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by such Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and, subject to the provisions of Section 15, the Company hereby consents to service of process and to appear in any such proceeding. Absent such litigation, any determination by any Reviewing Party shall be conclusive and binding on the Company and Indemnitee.

    (d) SELECTION OF REVIEWING PARTY; CHANGE IN CONTROL. If there has not been a Change in Control, any Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), any Reviewing Party with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnification of Expenses under this Agreement or any other agreement or under the Company's Certificate of Incorporation or Bylaws as now or hereafter in effect, or under any other applicable law, if desired by Indemnitee, shall be Independent Legal Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be entitled to be indemnified hereunder under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto. Notwithstanding any other provision of this Agreement, the Company shall not be required to pay Expenses of more than one Independent Legal Counsel in connection with all matters concerning a single Indemnitee, and such Independent Legal Counsel shall be the Independent Legal Counsel for any or all other Indemnitees unless (i) the employment of separate counsel by one or more Indemnitees has been previously authorized by the Company in writing, or (ii) an Indemnitee shall have provided to the Company a written statement that such Indemnitee has reasonably concluded that there may be a conflict of interest between such Indemnitee and the other Indemnitees with respect to the matters arising under this Agreement.

    (e) MANDATORY PAYMENT OF EXPENSES. Notwithstanding any other provision of this Agreement other than Section 10 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any Claim, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

    3.   EXPENSE ADVANCES.

    (a) OBLIGATION TO MAKE EXPENSE ADVANCES. Upon receipt of a written undertaking by or on behalf of the Indemnitee to repay such amounts if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified therefore by the Company hereunder under applicable law, the Company shall make Expense Advances to Indemnitee.

    (b) FORM OF UNDERTAKING. Any obligation to repay any Expense Advances hereunder pursuant to a written undertaking by the Indemnitee shall be unsecured and no interest shall be charged thereon.

    (c) DETERMINATION OF REASONABLE EXPENSE ADVANCES. The parties agree that for the purposes of any Expense Advance for which Indemnitee has made written demand to the Company in accordance with this Agreement, all Expenses included in such Expense Advance that are certified by affidavit of Indemnitee's counsel as being reasonable shall be presumed conclusively to be reasonable.

    4.   PROCEDURES FOR INDEMNIFICATION AND EXPENSE ADVANCES.

    (a) TIMING OF PAYMENTS. All payments of Expenses (including without limitation Expense Advances) by the Company to the Indemnitee pursuant to this Agreement shall be made to the fullest extent permitted by law as soon as practicable after written demand by Indemnitee therefor is presented to the Company, but in no event later than thirty (30) business days after such written demand by Indemnitee is presented to the Company, except in the case of Expense Advances, which shall be made no later than ten (10) business days after such written demand by Indemnitee is presented to the Company.

    (b) NOTICE/COOPERATION BY INDEMNITEE. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified or Indemnitee's right to receive Expense Advances under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

    (c) NO PRESUMPTIONS; BURDEN OF PROOF. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of NOLO CONTENDERE, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by this Agreement or applicable law. In addition, neither the failure of any Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by any Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under this Agreement under applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by any Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder under applicable law, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

    (d) NOTICE TO INSURERS. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 4(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Claim in accordance with the terms of such policies.

    (e) SELECTION OF COUNSEL. In the event the Company shall be obligated hereunder to provide indemnification for or make any Expense Advances with respect to the Expenses of any Claim, the Company, if appropriate, shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee (which approval shall not be unreasonably withheld) upon the delivery to Indemnitee of written notice of the Company's election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees or expenses of separate counsel subsequently retained by or on behalf of Indemnitee with respect to the same Claim; provided that, (i) Indemnitee shall have the right to employ Indemnitee's separate counsel in any such Claim at Indemnitee's expense and (ii) if (A) the employment of separate counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's separate counsel shall be Expenses for which Indemnitee may receive indemnification or Expense Advances hereunder.

    5.   ADDITIONAL INDEMNIFICATION RIGHTS; NONEXCLUSIVITY.

    (a) SCOPE. The Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 10(a) hereof.

    (b) NONEXCLUSIVITY. The indemnification and the payment of Expense Advances provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any other agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise. The indemnification and the payment of Expense Advances provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though subsequent thereto Indemnitee may have ceased to serve in such capacity.

    6. NO DUPLICATION OF PAYMENTS. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, provision of the Company's Certificate of Incorporation, Bylaws or otherwise) of the amounts otherwise payable hereunder.

    7. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

    8. MUTUAL ACKNOWLEDGMENT. Both the Company and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

    9. LIABILITY INSURANCE. To the extent the Company maintains liability insurance applicable to directors, officers, employees, agents or fiduciaries, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are provided to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, agents or fiduciaries, if Indemnitee is not an officer or director but is a key employee, agent or fiduciary.

    10. EXCEPTIONS. Notwithstanding any other provision of this Agreement, the Company shall not be obligated pursuant to the terms of this Agreement:

        (a) EXCLUDED ACTION OR OMISSIONS. To indemnify or make Expense Advances to Indemnitee with respect to Claims arising out of acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under applicable law.

        (b) CLAIMS INITIATED BY INDEMNITEE. To indemnify or make Expense Advances to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, counterclaim or crossclaim, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Certificate of Incorporation or Bylaws now or hereafter in effect relating to Claims for Covered Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under Section 145 of the Delaware General Corporation Law, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, Expense Advances, or insurance recovery, as the case may be.

        (c) LACK OF GOOD FAITH. To indemnify Indemnitee for any Expenses incurred by the Indemnitee with respect to any action instituted (i) by Indemnitee to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material assertions made by the Indemnitee as a basis for such action was not made in good faith or was frivolous, or (ii) by or in the name of the Company to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous.

        (d) CLAIMS UNDER SECTION 16(B). To indemnify Indemnitee for Expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

    11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

    12. BINDING EFFECT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect, and whether by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary (as applicable) of the Company or of any other enterprise at the Company's request.

    13.  EXPENSES INCURRED IN ACTION RELATING TO ENFORCEMENT OR
INTERPRETATION. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee with respect to such action (including without limitation attorneys' fees), regardless of whether Indemnitee is ultimately successful in such action, unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee in defense of such action (including without limitation costs and expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action.

    14. PERIOD OF LIMITATIONS. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

    15. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and signed for by the party addressed, on the date of such delivery, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

    16. CONSENT TO JURISDICTION. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the Court of Chancery of the State of

Delaware in and for New Castle County, which shall be the exclusive and only proper forum for adjudicating such a claim.

    17. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including without limitation each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

    18. CHOICE OF LAW. This Agreement, and all rights, remedies, liabilities, powers and duties of the parties to this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents entered into and to be performed entirely in the State of Delaware without regard to principles of conflicts of laws.

    19. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

    20. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

    21. INTEGRATION AND ENTIRE AGREEMENT. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

    22. NO CONSTRUCTION AS EMPLOYMENT AGREEMENT. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries or affiliated entities.

    IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.

TRIQUINT SEMICONDUCTOR, INC.
By:
Print Name:
Title:

Address:     3625A Southwest Murray Blvd.
             Beaverton, Oregon 97005
                                                 AGREED TO AND ACCEPTED

                                                 INDEMNITEE:
                                                                 (signature)
                                                 Print Name:
                                                 Address:

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                          TRIQUINT SEMICONDUCTOR, INC.
                      1996 SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 5, 1996

     The undersigned shareholder of TRIQUINT SEMICONDUCTOR, INC., a California corporation, hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated October 15, 1996, and hereby appoints Steven J. Sharp and Joseph C. Martin, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1996 Special Meeting of Shareholders of TRIQUINT SEMICONDUCTOR, INC. to be held on November 5, 1996 at 10:00 a.m. local time, at the offices of the Company at 3625A Southwest Murray Blvd., Beaverton, Oregon 97005 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on other side:

--------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *

                                                             Please mark
                                                             your votes as
                                                             indicated in  / X /
                                                             this example






                                                  FOR       AGAINST   ABSTAIN
1. REINCORPORATION OF THE COMPANY AS A DELAWARE   / /         / /       / /
   CORPORATION:

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE REINCORPORATION OF THE COMPANY INTO DELAWARE, AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OF THE MEETING (INCLUDING, WITHOUT LIMITATION, FOR PURPOSES OF SOLICITING ADDITIONAL VOTES TO APPROVE THE REINCORPORATION).



Signature(s) _____________________________________     Dated ___________, 1996

(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


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                            * FOLD AND DETACH HERE *